Gains on Investment Securities and Dividends	12 Months Ended
Mar. 31, 2024
Other Income and Expenses [Abstract]
Gains on Investment Securities and Dividends
22. Gains on Investment Securities and Dividends
Consolidated financial statements data have been changed since fiscal 2024. The amounts of Gains on Investment Securities and Dividends in the previous years have been retrospectively reclassified for this change. For further information, see Note 1 “Significant Accounting and Reporting Policies (aa) Reclassifications.”

Gains on investment securities and dividends in fiscal 2022, 2023 and 2024 consist of the following:

	Millions of yen
	2022	2023	2024
Net gains on investment securities *	¥40,151	¥25,705	¥30,731
Dividends income	1,925	2,145	2,292

	¥42,076	¥27,850	¥33,023

*	Unrealized changes in fair value of investments in equity securities have been included in “Net gains on investment securities.”